UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                            First United Corporation
             (Exact name of registrant as specified in its charter)

            Maryland                        0-14237              52-1380770
(State or other jurisdiction of    (Commission file number)     (IRS Employer
 incorporation or organization)                              Identification No.)

                 19 South Second Street, Oakland, Maryland 21550
               (Address of principal executive offices) (Zip Code)

                                 (301) 334-9471
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. Financial Statements and Exhibits.

(c)   Exhibit 99.1   Press Release dated April 28, 2003.
      Exhibit 99.2   2003 Annual Shareholders' Meeting Presentation.

ITEM 9. Regulation FD Disclosure.

      The information contained in this paragraph, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure" pursuant to SEC Release No. 33-8216. On April 28, 2003, First United Corporation (the "Company") issued a press release describing the Company's financial results for the quarter ended March 31, 2003, which is furnished as Exhibit 99.1 and is incorporated herein by reference.

      Additionally, on April 29, 2003, the Company held its Annual Meeting of Shareholders at which several officers of the Company presented information, including certain financial data and performance trends, for fiscal year 2002 and the most recent quarter ended 2003, which presentations are furnished as
Exhibit 99.2 and are incorporated herein by reference.

      The information contained in this Item 9 (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking Statements

      In addition to historical information, the information contained in this report, including the exhibits attached hereto, includes certain "forward-looking" statements. Forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include, but are not limited to, changes in regulations applicable to the business of the Company and its affiliates, the possibility of economic recession or slow down (which could impact credit quality, adequacy of loan loss reserve and loan growth), changes in the general interest rate environment, competitive factors in the Company's marketplace, and business risk associated with credit extensions and trust activities. For a more complete discussion of these and other risk factors, please see "Risk Factors" in Part I, Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               FIRST UNITED CORPORATION


Dated: April 28, 2003                          By:  /s/ Robert W. Kurtz
                                                    ----------------------------
                                                    Robert W. Kurtz
                                                    President and CFO


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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

Exhibit 99.1      Press Release dated April 28, 2003.

Exhibit 99.2      2003 Annual Shareholders' Meeting Presentation.